                                                                     EXHIBIT 1.1


                               LOEWS CORPORATION
                               -----------------

                           (a Delaware corporation)

                                [Common Stock],
                               [Preferred Stock]
                                      and
                                Debt Securities

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                                        [Date]


To the Representatives named in
  Schedule I hereto of the
  Underwriters named in
  Schedule II hereto


Ladies and Gentlemen:

      Loews Corporation, a Delaware corporation (the "Company"), proposes
                                                      -------
to issue and sell to the underwriters named in Schedule II hereto (the
                                               -----------
"Underwriters"), for whom you are acting as representatives (the
 ------------
"Representatives"), the principal amount of its securities identified in
 ---------------
Schedule I hereto (the "Securities"), which may be [(i) shares of
                        ----------
common stock, par value $1.00 per share (the "Common Stock"), (ii) shares
                                              ------------
of preferred stock, par value $.10 per share (the "Preferred Stock"), or
                                                   ---------------
(iii)] senior or subordinated debt securities (the "Debt Securities") or any
                                                    ---------------
combination thereof.

      [The Preferred Stock will be issued in one or more series and each series of Preferred Stock may vary, as applicable, as to the title, specific number of shares, rank, stated value, liquidation preference, dividend rate or rates (or method of calculation), dividend payment dates, redemption provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities (as defined below)) and any other variable terms as set forth in the applicable certificate of designations (each, the "Certificate of
                                                   --------------
Designations") relating to such series of Preferred Stock.]
------------

      The Debt Securities will be issued in one or more series as senior indebtedness (the "Senior Debt Securities") under an indenture, dated as of
                   ----------------------
March 1, 1986, between the Company and The Chase Manhattan Bank (National Association), as trustee (the "Trustee"), as supplemented by a first
                               -------
supplemental indenture, dated March 30, 1993, between the Company and the Trustee and a second supplemental indenture, dated as of February 18, 1997, between the Company and the Trustee (such Indenture, as supplemented, is referred to as the "Senior Indenture"), or as subordinated indebtedness (the
                    ----------------
"Subordinated Debt Securities") under an indenture, dated as of December 1,
 ----------------------------
1985, between the Company and the Trustee, as supplemented by a first supplemental indenture, dated as of February 18, 1997, between the Company and the Trustee and a second supplemental indenture, dated as of February 18, 1997, between the Company and the Trustee (such Indenture, as supplemented, is referred to as the "Subordinated Indenture," and collectively with the Senior
                    ----------------------
Indenture, the "Indentures," and each, an "Indenture"). Each series of Debt
                ----------                 ---------
Securities may vary, as applicable, as to title, aggregate principal amount, rank, interest rate or formula and timing of payments thereof, stated maturity date, redemption and/or repayment provisions, sinking fund requirements, conversion provisions (and terms of the related Underlying Securities) and any other variable terms established by or pursuant to the applicable Indenture.

      As used herein, "Securities" means the [Common Stock, Preferred Stock,] Senior Debt Securities or Subordinated Debt Securities, or any combination thereof, initially issuable by the Company and, if Securities are convertible, "Underlying Securities" means the Common Stock or Preferred Stock issuable upon conversion of the [Preferred Stock,] Senior Debt Securities or Subordinated Debt Securities, as applicable.

      Schedule I hereto specifies the number or aggregate principal amount,
      ----------
as the case may be, of Securities to be initially issued (the "Initial
                                                               --------
Underwritten Securities"), whether such offering is on a fixed or variable
-----------------------
price basis and, if on a fixed price basis, the initial offering price, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Initial Underwritten Securities and any other material variable terms of the Initial Underwritten Securities, as well as the material variable terms of any related Underlying Securities. [In addition, if applicable, such Underwriting Agreement shall specify whether the Company has agreed to grant to the Underwriters an option to purchase additional Securities to cover over-allotments, if any, and the number or aggregate principal amount, as the case may be, of Securities subject to such option (the "Option Underwritten
                                                        -------------------
Securities").]  As used herein, the term "Underwritten Securities" shall
----------
include the Initial Underwritten Securities [and all or any portion of any Option Underwritten Securities.]

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-___) and
 ----------
pre-effective amendment[s] no[s].      thereto for the registration of the
                                  -----
Securities and the Underlying Securities under the Securities Act of 1933, as amended (the "Act"), and the offering thereof from time to time in
              ---
accordance with Rule 415 of the rules and regulations of the

Commission under the Act (the "Act Regulations"), and the Company has filed
                               ---------------
such post-effective amendments thereto as may be required prior to the execution of this Underwriting Agreement. Such registration statement (as so amended, if applicable) has been declared effective by the Commission and each Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Such registration statement (as so
              -------------------
amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the Act Regulations (the "Rule 430A
                                                              ----------
Information") or Rule 434(d) of the Act Regulations (the "Rule 434
-----------                                              ---------
Information"), is referred to herein as the "Registration Statement"; and
-----------                                  ----------------------
the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Final
                                                                     -----
Prospectus"; provided, however, that all references to the
             --------  -------
"Registration Statement" and the "Final Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to
                                                  ------------
the execution of this Underwriting Agreement; provided further, that
                                              -------- -------
if the Company files a registration statement with the Commission pursuant to Rule 462(b) of the Act Regulations (the "Rule 462 Registration Statement"),
                                         -------------------------------
then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462 Registration Statement; and provided
                                                              --------
further, that if the Company elects to rely upon Rule 434 of the Act
-------
Regulations, then all references to "Final Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form
                             ----------
first furnished to the Underwriters by the Company in reliance upon Rule 434 of the Act Regulations, and all references in this Underwriting Agreement to the date of the Final Prospectus shall mean the date of the Term Sheet. A "Preliminary Prospectus" shall be deemed to refer to any prospectus used
 ----------------------
before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the Act Regulations, that was used after such effectiveness and prior to the execution and delivery of this Underwriting Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Final Prospectus, Term Sheet or Preliminary Prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Notwithstanding anything to the contrary in this Underwriting
  -----
Agreement, if any revised Term Sheet, Preliminary Prospectus or Final Prospectus, as the case may be, shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Act Regulations), the terms "Term Sheet," "Preliminary Prospectus" or "Final Prospectus," as the case may be, shall refer to such revised "Term Sheet," "Preliminary Prospectus" or "Final Prospectus" from and after the time it is first provided to the Underwriters for such use. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration

Statement, Term Sheet, any Preliminary Prospectus or the Final Prospectus, unless otherwise expressly provided therein, shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Underwriting Agreement, or the issue date of the Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

      All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Final Prospectus or Preliminary Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Final Prospectus or Preliminary Prospectus, as the case may be; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Final Prospectus or Preliminary Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is incorporated by reference in the Registration Statement, Final Prospectus or Preliminary Prospectus, as the case may be.

      1.  Representations and Warranties.  The Company represents and
          ------------------------------
warrants to each Underwriter as of the date hereof and as of the Closing Date that:

            (a) The Company meets the requirements for use of Form S-3 under the Act.

            (b) Each of this Underwriting Agreement and, if the Underwritten Securities are Debt Securities [or if Preferred Stock is convertible into Debt Securities,] the applicable Indenture is substantially in the form filed as an exhibit to the Registration Statement at the time the Registration Statement became effective (other than insofar as the Indenture has been modified by the Supplemental Indenture), and, has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that (A) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, relating to creditors' rights generally, (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (C) no representation is given as to the enforceability of indemnification and contribution provisions of the Underwriting Agreement.

            (c) Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, each Indenture has been duly qualified under the Trust Indenture Act.

            At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became
                                     --------------------------
      effective and as of the date hereof, the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and the Act Regulations and the Trust Indenture Act and the rules and regulations of the Commission under the Trust Indenture Act
      (the "Trust Indenture Act Regulations") and did not and will not
            -------------------------------
      contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Final Prospectus, at the Closing Date and at each Date of Delivery, if any, the Final Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
      If the Company elects to rely upon Rule 434 of the Act Regulations, the Company will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement or the Final Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement or the Final Prospectus or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee.

            Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act Regulations and each Preliminary Prospectus and the Final Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Final Prospectus as of the date hereof, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act
                                                         ------------
      Regulations").
      -----------

            (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of material property or the conduct of material business, except where the failure to so qualify or be in good standing would not result in a material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").
                   -----------------------

            (f) [Include if the Underwritten Securities being sold pursuant to this Underwriting Agreement include Common Stock: The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement. Such Underwritten Securities, when issued and delivered by the Company pursuant to this Underwriting Agreement against payment of the consideration therefor specified in this Underwriting Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of such Underwritten Securities is or will be subject to personal liability by reason of being such a holder.]

            (g) [Include if the Underwritten Securities being sold pursuant to this Underwriting Agreement include Preferred Stock: The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement. The applicable Preferred Stock, when issued and delivered by the Company pursuant to this Underwriting Agreement against payment of the consideration therefor, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of such Preferred Stock is or will be subject to personal liability by reason of being such a holder. The applicable Certificate of Designations will be in full force and effect prior to the Closing Date.]


            (h) [Include if the Underwritten Securities being sold pursuant to this Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities:] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement. Such Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in this Underwriting Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, (B) governmental authority to limit, delay or prohibit the making of payments outside the United States, and (C) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Such Underwritten Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture.

            (i) [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to this Underwriting Agreement include Common Stock or Preferred Stock: The Underlying Securities have been duly authorized and reserved for issuance by the Company upon conversion of the related Preferred Stock, Senior Debt Securities or Subordinated Debt Securities, as applicable.] [Include if the Underlying Securities include Common Stock or Preferred Stock: The Underlying Securities, when issued upon such exercise or conversion, as applicable, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of such Common Stock or Preferred Stock is or will be subject to personal liability by reason of being such a holder.] [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to this Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities: The Underlying Securities have been duly authorized for issuance by the Company upon conversion of the related Preferred Stock. Such Underlying Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered in accordance with the terms of the related Preferred Stock will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, (B) governmental authority to limit, delay or prohibit the making of payments outside the United States and (C) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.]

            (j) The Underwritten Securities being sold pursuant to this Underwriting Agreement and each applicable Indenture, as of the date of the Final Prospectus, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respects to the statements relating thereto contained in the Final Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

            (k) The execution and delivery of this Underwriting Agreement and each applicable Indenture, and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement and the Final Prospectus and the consummation of the transaction contemplated herein and in the Registration Statement and the Final Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any agreements or instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree which, in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

      2.  Purchase and Sale.  Subject to the terms and conditions and in
          -----------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Underwritten Securities set
----------
forth opposite such Underwriter's name in Schedule II hereto, except that,
                                          -----------
if Schedule I hereto provides for the sale of Securities pursuant to
   ----------
delayed delivery arrangements, the respective principal amounts of Underwritten Securities to be purchased by the Underwriters shall be as set forth in
Schedule II hereto less the respective amounts of Contract Securities (as
-----------
hereinafter defined) determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwritten
                                                     -------------
Securities" and Securities to be purchased pursuant to Delayed Delivery
----------
Contracts as hereinafter provided are herein called "Contract Securities."
                                                     -------------------

      [In addition, subject to the terms and conditions herein set forth, the Company may grant, if so provided in Schedule I, an option to the
                                     ----------
Underwriters, severally and not jointly, to purchase up to the number or aggregate principal amount, as the case may be, of the Option Underwritten Securities set forth therein at a price per Option Underwritten Security equal to the price per Initial Underwritten Security, less an amount equal to any dividends or distributions declared by the Company and paid or payable on the Initial Underwritten Securities but not payable on the Option Underwritten Securities. Such option, if granted, will expire 30 days after the date of this Underwriting Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Underwritten Securities upon notice by the Representatives to the Company setting forth the number or aggregate principal amount, as the case may be, of Option Underwritten Securities as to which the several Underwriters are then exercising the option and the time, date and place of payment and delivery for such Option Underwritten Securities. Any such time and date of payment and delivery shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, unless otherwise agreed upon by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Underwritten Securities, each of the Underwriters, severally and not jointly, will purchase that amount which shall bear the same proportion to the total principal amount of Option Underwritten Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount of Securities set forth in
Schedule II hereto, except to the extent that you determine that such
-----------
reduction shall be otherwise than in such proportion and so advise the Company in writing.]

      If so provided in Schedule I hereto, the Underwriters are authorized
                        ----------
to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the
                     --------------------------
form of Schedule III hereto but with such changes therein as the Company
        ------------
may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the
                        ----------
Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the
                                               ----------
aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The
                                        ----------
Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto
                                                    -----------
shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount of Securities set forth in Schedule II hereto, except to
                                            -----------
the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided,
                                                      --------
however, that, subject to Section 9 hereof, the total principal amount
-------                   ---------
of Securities to be purchased by all Underwriters shall be the aggregate principal amount of Securities set forth in Schedule II hereto less the
                                            -----------
aggregate principal amount of Contract Securities.

      3.  Delivery and Payment.  Delivery of and payment for the
          --------------------
Underwritten Securities shall be made at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by
                  ----------
agreement between the Representatives and the Company or as provided in Section
                                                                        -------
9 hereof (such date and time of delivery and payment for the Underwritten
-
Securities being herein called the "Closing Date"). In addition, in the event
                                    ------------
that the Underwriters have exercised their option, if any, to purchase any or all of the Option Underwritten Securities, payment of the purchase price for, and delivery of such Option Underwritten Securities, shall be made at the location set forth on Schedule I, or at such other place as shall be agreed upon
                      ----------
by the Representatives and the Company, as specified in the notice from the Representatives to the Company.

      Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. The Representatives, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Date, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

      Certificates for the Underwritten Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date. The Company agrees to have the Underwritten Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

      4.  Agreements.  (a)  The Company agrees with the several
          ----------
Underwriters that:

            (i) Until the earlier of (X) the termination of the offering of the Underwritten Securities, and (Y) six months from the date of this Underwriting Agreement, the Company will not file any amendment (other than amendments resulting from the filing of the documents incorporated by reference pursuant to Item 12 of Form S-3 under the Act) of the Registration Statement or the Final Prospectus) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424. The Company will promptly advise the Representatives (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Underwritten Securities shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (ii) If, at any time when a prospectus relating to the Underwritten Securities is required to be delivered under the Act, any event occurs as a result of which, the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the

      Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a)(i) of this Section 4, an
                            ----------------         ---------
      amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

            (iii) The Company will comply with the Act and the Act Regulations and the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and in the Registration Statement and the Final Prospectus. If at any time when the Final Prospectus is required by the Act or the Exchange Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Final Prospectus in order that the Final Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Final Prospectus in order to comply with the requirements of the Act or the Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(a)(i), such amendment or supplement
                             ---------------
      as may be necessary to correct such statement or omission or to make the Registration Statement or the Final Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

            (iv) The Company will make generally available to its securityholders and to the Representatives not later than 90 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (v) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein), and each amendment to the Registration Statement which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request and the Company hereby consents to the use of such copies for purposes permitted by the Act. The Company will pay the expenses of printing or other production of all documents relating to the offering. The Final Prospectus and copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (vi) The Company will arrange for the qualification of the Underwritten Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities and will arrange for the determination of the legality of the Underwritten Securities for purchase by institutional investors; provided, however, the Company shall not be obligated
                 --------  -------
      to file any general consent to service of process under the laws of any such jurisdiction, subject itself to taxation as doing business in any such jurisdiction, or qualify to do business as a foreign corporation in any such jurisdiction. The Company will pay all reasonable expenses (including fees and disbursements of counsel) in connection with such qualification (such expenses, fees and disbursements not to exceed in the aggregate $5,000).

            (vii) The Company, during the period when the Final Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

            (viii) Between the date hereof and the Closing Date, the Company will not, without the prior consent of the Representatives, offer or sell, or enter into any agreement to sell, in the case of Debt Securities, any debt securities of the Company with a maturity of more than one year, including additional Underwritten Securities or, in the case of any other Securities, the Securities specified in Schedule I.
                                                                ----------

            (ix) [Include if this Underwriting Agreement specifies that any related Underlying Securities include Common Stock or Preferred Stock: The Company will reserve and keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock and/or Preferred Stock, as applicable, for the purpose of enabling the Company to satisfy any obligations to issue such Underlying Securities upon conversion of the Preferred Stock, Senior Debt Securities or Subordinated Debt Securities, as applicable.]

      (b) The Underwriters agree to notify the Company promptly upon completion by it of the sale of the Underwritten Securities.

      5.    Payment of Expenses.  The Company will pay all expenses
            -------------------
incident to the performance of its obligations under this Underwriting Agreement, including (a) the preparation, printing, filing and mailing of the Registration Statement as originally filed and of each amendment thereto; (b) the printing of this Underwriting Agreement, any applicable Indentures and any blue sky and legal investment surveys and any other documents in connection with the offering, purchase, sale and delivery of the Underwritten Securities;
(c) the preparation, issuance, and delivery to the Underwriters of the certificates for the Underwritten Securities and any related Underlying Securities, any certificates for the Underwritten Securities or such Underlying Securities, to the Underwriters, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Underwritten Securities to the Underwriters; (d) the fees and disbursements of the Company's counsel and accountants; (e) the qualification of the Securities under state securities laws in accordance with this Underwriting Agreement, including filing fees and the fee and disbursements of your counsel in connection therewith and in connection with the preparation of the blue sky and legal investment surveys in accordance with Section 4(a)(vi); (f) the printing
                                      ----------------
and delivery to you of copies of the Registration Statement as originally filed and of each amendment thereto, of the Preliminary Prospectuses, and of the Final Prospectus and any amendments or supplements thereto; (g) the costs of preparing the Securities; (h) the fees, if any, of the National Association of Securities Dealers, Inc.; (i) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture; (j) if the Company determines to request rating of the Underwritten Securities by particular rating agencies, any fees payable in connection with such rating of the Underwritten Securities by such rating agencies; and (k) the fees and expenses incurred, if any, in connection with the listing of the Underwritten Securities.

      6.  Conditions to the Obligations of the Underwriters.  The
          -------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the

      Underwritten Securities and any related Underlying Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A), or, if the Company has elected to rely upon Rule 434 of the Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

            (b) The Company shall have furnished to the Representatives the opinion of the General Counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus and to enter into and perform its obligations under, or as contemplated under, the Underwriting Agreement, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business where the failure to be in good standing or so qualified would result in a Material Adverse Effect;

                  (ii) each of Lorillard, Inc. and CNA Financial Corporation (each a "Subsidiary" and together the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business where the failure to be in good standing or so qualified would have a Material Adverse Effect;

                  (iii) all the outstanding shares of capital stock of each Subsidiary that are owned by the Company have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iv) the Securities and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform in all material respect to the description thereof contained in the Final Prospectus;

                  (v) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Common Stock:
            The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The Underwritten Securities, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration therefor specified in such Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of the Underwritten Securities is or will be subject to personal liability by reason of being such a holder. The form of certificate used to evidence the Underwritten Securities is in due and proper form and complies with the applicable statutory requirements, with any applicable requirements of the Restated Certificate of Incorporation or By-laws of the Company and with the requirements of any applicable stock exchange.]

                  (vi) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Preferred Stock:
            The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The applicable Preferred Stock, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration therefor specified in the Underwriting Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of such Preferred Stock is or will be subject to personal liability by reason of being such a holder. The form of certificate used to evidence the Preferred Stock is in due and proper form and complies with the applicable statutory requirements, with any applicable requirements of the Restated Certificate of Incorporation or By-laws of the Company. The applicable Certificate of Designations will be in full force and effect prior to the Closing Date.]

                  (vii) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities:] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in the Underwriting Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States. The Underwritten Securities are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture.

                  (viii) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities or if Preferred Stock is convertible into Debt Securities:] The [Each] applicable Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the applicable Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                  (ix) [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to the Underwriting Agreement include Common Stock or Preferred Stock: [The Underlying Securities have been duly authorized and reserved for issuance by the Company upon exercise of the [Common Stock] [Preferred Stock] [upon conversion of the related [Preferred Stock] [Senior Debt Securities] [Subordinated Debt Securities]]. The Underlying Securities, when issued upon such [exercise] [conversion], will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of the Underlying Securities is or will be subject to personal liability by reason of being such a holder.] [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to the Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities:] The Underlying Securities have been duly authorized for issuance by the Company [upon exercise of the Debt Securities] [upon conversion of the related Preferred Stock]. The Underlying Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered in accordance with the terms of the [Debt Securities] [related Preferred Stock], will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted in U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States.

                  (x) there is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters in all material respects;

                  (xi) the Registration Statement and any amendments thereto have become effective under the Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective and at the date of this Underwriting Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, as of its date and as of the date hereof, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (xii) this Underwriting Agreement has been and any Delayed Delivery Contracts, when executed, will have been duly authorized, executed and delivered by the Company;

                  (xiii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein or in the Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                  (xiv) Neither the issue and sale of the Underwritten Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation or By-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company is a party or bound, or any order or regulation known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company; and

                  (xv) the Company is not now, and upon the sale of the Underwritten Securities to be sold by it hereunder and application of the net proceeds from such sale as described in the Final Prospectus under "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the corporate laws of the State of Delaware and the laws of the State of New York or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

            (c)  The Representatives shall have received from
      counsel for the Underwriters, such opinion or opinions, dated the
      Closing Date, with respect to the matters set forth in Exhibit A hereto.
                                                             ---------
      In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by a Co-Chairman of the Board, the President or a Vice President, and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Underwriting Agreement and that:

                  (i) the representations and warranties of the Company in this Underwriting Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Company's [annual] [quarterly] report on Form
            [10-K] [10-Q] for the [year] [quarter] ended [          ],
                                                          ----------
            there has been no Material Adverse Effect, except as set forth in the Final Prospectus.

            (e) At the Closing Date, the Company's independent accountants shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                  (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (ii) on the basis of a reading of the amounts included or incorporated in the Registration Statement and the Final Prospectus in response to Item 301 of Regulation S-K and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements incorporated in the Registration Statement and the Final Prospectus, nothing came to their attention which caused them to believe that:

                        (1) the amounts in the unaudited Selected Consolidated Financial Data and Capitalization, if any, included in the Registration Statement and the Final Prospectus and the amounts included or incorporated in the Registration Statement and the Final Prospectus in response to Item 301 of Regulation S-K, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

                        (2) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not stated (except as permitted by Form 10-Q) in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; or

                        (3) with respect to the period subsequent to the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in total revenues, or in total or per share amounts of income before income taxes or of net income, of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 6, and 7 of the Company's annual report on Form 10-K, incorporated in the Registration Statement and the Final Prospectus, or in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's quarterly reports on Form 10-Q or in any Form 8-K, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

            References to the Registration Statement and the Final Prospectus in this paragraph (e) are to such documents as amended and
              -------------
      supplemented at the date of the letter.

            In addition, except as provided in Schedule I hereto, at the
                                               ----------
      time this Underwriting Agreement is executed, the Company's independent public accountants shall have furnished to the Representatives a letter or letters, dated the date of this Underwriting Agreement, in form and substance satisfactory to the Representatives, to the effect set forth above.


            (f) Since the time of execution of this Underwriting Agreement, there shall not have occurred a downgrading in the rating assigned to the Company's debt securities by any "nationally recognized statistical rating organization," as defined by the Commission for purposes of Rule 436(g)(2) of the Act Regulations, and no such rating organization shall have publicly announced that it has under surveillance or review, with possible negative consequences, its rating of the Company's debt securities.

            (g) At Closing Date, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in Schedule I hereto.
                      ----------


            (h) In the event that the Underwriters are granted an over-allotment option by the Company and the Underwriters exercise their option to purchase all or any portion of the Option Underwritten Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any of its subsidiaries hereunder shall be true and correct as of each

      Closing Date, and, at the relevant Closing Date, the Representatives shall have received:

                  (i) A certificate, dated such Closing Date, of a Co-Chairman of the Board, the President or a Vice President of the Company and the principal financial officer or accounting officer of the Company, confirming that the certificate delivered at the Closing Date pursuant to Section 5(d) hereof remains true and correct as of
                             ------------
            such Closing Date.

                  (ii) The opinion of the General Counsel for the Company, dated the Closing Date, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 6(b) hereof.
               ------------

                  (iii) The opinion of the counsel for the Underwriters, dated the Closing Date, relating to the Option Underwritten Securities and otherwise to the same effect as the opinion required by Section 6(c)
                                                                    ------------
            hereof.

                  (iv) A letter from the Company's independent accountants, in form and substance satisfactory to the Representatives and dated such Closing Date, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section
                                                                    --------
            6(e) hereof, except that the "specified date" on the letter
            ----
            furnished pursuant to this paragraph shall be a date not more than three business days prior to such Closing Date.]

            (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

      If any of the conditions specified in this Section 6 shall not have
                                                 ---------
been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Underwriting Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telecopy confirmed in writing.

      7.  Reimbursement of Underwriters' Expenses.  If the sale of the
          ---------------------------------------
Underwritten Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, or because
                              ---------
of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, or because of the termination of this Underwriting Agreement under Section 10, the Company will reimburse the
                             ----------
Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Securities; such obligation of the Company to reimburse the Underwriters shall serve as the exclusive remedy of the Underwriters with respect to the Company.

      8.  Indemnification and Contribution.  (a)  The Company agrees to
          --------------------------------
indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Final Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided,
                                                             --------
however, that (i) the Company will not be liable in any such case to the
-------
extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Underwritten Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented), and (iii) such indemnity with respect to the Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) with respect to the use of such Final Prospectus in any manner subsequent to the period during which the Act required the delivery thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company shall not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of judgment in any pending or threatened action, claim, litigation or proceeding in respect of which indemnification may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such action, claim, litigation or proceeding and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, the stabilization legend, under the heading "Plan of Distribution" and, if Schedule I hereto provides for
                                                 ----------
sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

      (c)  Promptly after receipt by an indemnified party under this Section
                                                                     -------
8 of notice of the commencement of any action, such indemnified party will,
-
if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the
           ---------
commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought
                          ---------
against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in
                        --------  -------
any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred
           ---------
by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph
                                                                 ---------
(a) of this Section 8, representing the indemnified parties under such
---         ---------
paragraph (a) who are parties to such action), (ii) the indemnifying party
-------------
shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is
                                        ----------    -----
applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).
        ---------     -----

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of
                                                           -------------
this Section 8 is due in accordance with its terms but is for any reason
     ---------
held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in
Schedule I hereto and the Company is responsible for the balance;
----------
provided, however, that (y) in no case shall any Underwriter (except as
--------  -------
may be provided in any agreement among underwriters relating to the offering of the Underwritten Securities) be responsible for any amount in excess of the underwriting discount applicable to the Underwritten Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who
                                         ---------
controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d).
                                     ----------         -------------
Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom
           -------------
contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).
     -------------

      9.  Default by an Underwriter.  If any one or more Underwriters shall
          -------------------------
fail to purchase and pay for any of the Underwritten Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Underwriting Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Underwritten Securities set forth opposite their names in Schedule II hereto bears to the aggregate
                              -----------
amount of Underwritten Securities set forth opposite the names of all the remaining Underwriters) the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided,
                                                           --------
however, that in the event that the aggregate amount of Underwritten
-------
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Underwritten Securities set forth in Schedule II hereto, the remaining Underwriters shall have the
             -----------
right to purchase all, but shall not be under any obligation to purchase any, of the Underwritten Securities, and if such nondefaulting Underwriters do not purchase all the Underwritten Securities, this Underwriting Agreement will terminate without liability to any nondefaulting Underwriter or the Company.
In the event of a default by any Underwriter as set forth in this Section
                                                                  --------
9, the Closing Date shall be postponed for such period, not exceeding seven
-
days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      10.  Termination and Liabilities.  (a)  Termination.  This Underwriting
           ----------- ---------------        -----------
Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Underwritten Securities, if after the date of this Underwriting Agreement and prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect except as set forth in the Final Prospectus, (ii) there has occurred any outbreak of hostilities or material escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such to make it, in the Underwriter's judgment, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, (iii) if trading in any securities of the Company shall have been suspended by the Commission, (iv) if trading generally on, the New York Stock Exchange has been suspended or limited, or minimum and maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said Exchange or by order of the Commission or any other governmental authority, or (v) a banking moratorium shall have been declared either by Federal or New York State authorities, or if the Underwritten Securities or any Underlying

Securities include Debt Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries.

      (b)  Liabilities.  If this Underwriting Agreement is terminated
           -----------
pursuant to this Section 10, such termination shall be without liability of
                 ----------
any party to any other party except as provided in Sections 5 and 7
                                                   ----------     -
hereof, and provided further that Sections 1, 8 and 11 shall
                                  ----------  -     --
survive such termination and remain in full force and effect.

      11.  Representations and Indemnities to Survive.  The respective
           ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the
---------
Underwritten Securities.


      12.  Notices.  All communications hereunder will be in writing and
           -------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered, sent by or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or confirmed telecopy at 667 Madison Avenue, New York, New York 10021, attention of the Corporate Secretary.

      13.  Successors.  This Underwriting Agreement will inure to the
           ----------
benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation
   ---------
hereunder.

      14.  Applicable Law.  This Underwriting Agreement will be governed by
           --------------
and construed in accordance with the laws of the State of New York.

      15.  Counterparts.  This Underwriting Agreement may be signed in
           ------------
various counterparts which together shall constitute one and the same instrument.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriter.

                                          Very truly yours,

                                          LOEWS CORPORATION



                                          By:
                                              --------------------------

                                            Its:
                                                 -----------------------


The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.
----------



By:
    ----------------------------

  Its:
       -------------------------

For itself and the other
several Underwriters, if any,
named in Schedule II to the
         -----------
foregoing Agreement.

                                  SCHEDULE I

Underwriting Agreement dated                ,
                            ---------------   ----

Registration Statement No. 333-_____

Representatives:

      The Underwritten Securities shall have the following terms:

                              [Common Stock]
                               ------------

Title:
Number of shares:
Number of Option Underwritten Securities:
Initial public offering price per share:  $
Purchase price per share:  $
Listing requirements:
Black-out provisions:
Other terms and conditions:
Closing date and location:


                             [Preferred Stock]
                              ---------------

Title:
Rank:
Ratings:
Number of shares:
Number of Option Underwritten Securities:
Dividend rate (or formula) per share:  $
Dividend payment dates:
Stated value:  $
Liquidation preference per share:  $
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Initial public offering price per share:$           plus accumulated
                                         ----------
                                        dividends, if any, from ___________

Purchase price per share: $______ plus accumulated dividends, if any, from ________


Other terms and conditions:
Closing date and location:

                             [Debt Securities]
                              ---------------

Title:
Rank:
Ratings:
Aggregate principal amount:
Denominations:
Currency of payment:
Interest rate or formula:
Interest payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Sinking fund requirements:
Conversion provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering:[Fixed] [Variable] Price Offering
      If Fixed Price Offering, initial public offering price per share: ___% of the principal amount, plus accrued interest [amortized original issue
      discount], if any, from            .
                              -----------
Purchase price per share:   % of principal amount, plus accrued interest
                         ---
                         [amortized original issue discount], if any, from ________

Form:
Other terms and conditions:
Closing date and location:

Delayed Delivery Arrangements:

Modification of items to be covered by the letter from the Company's independent accountants delivered pursuant to Section 5(e) at the time this Underwriting Agreement is executed:

                                  SCHEDULE II


                                                      Principal Amount
                                                      of Securities to
Underwriters                                          be Purchased
------------                                          ----------------






















      Total...............................              $
                                                         -----------

                                 SCHEDULE III


                               LOEWS CORPORATION

                           Delayed Delivery Contract



                                                                        [Date]



Dear Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from Loews Corporation (the "Company"), and the Company agrees to sell to the undersigned, on ____ __, ____ (the "Delivery Date"), [___________ of the Company's __________] (the "Securities") offered by the Company's Prospectus dated ________ __, ____, and related Prospectus Supplement dated _______ __, ____, receipt of a copy of which is hereby acknowledged, at a purchase price of ________, plus [accrued interest] [accrued dividends] [amortization of original issue discount], if any, thereon from __________ __, ____, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

      Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 a.m., New York City time, on the Delivery Date to or upon the order of the Company in same day funds, at the office of the Company, 667 Madison Avenue, New York, New York, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such [principal] amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and

Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchase to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

      This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                                      Very truly yours,


                                      ________________________________
                                            (Name of Purchaser)


                                      By______________________________
                                      (Signature and Title of Officer)


                                      ________________________________
                                                 (Address)

Accepted:

Loews Corporation



By__________________________
  (Authorized Signature)

                                                                     Exhibit A


                   FORM OF OPINION OF UNDERWRITER'S COUNSEL


      (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

      (2) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

      (3) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Common Stock--] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The Underwritten Securities, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration therefor specified in such Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of the Underwritten Securities is or will be subject to personal liability by reason of being such a holder.

      (4) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Preferred Stock--] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The applicable Preferred Stock, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration therefor specified in the Underwriting Agreement, will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of such Preferred Stock is or will be subject to personal liability by reason of being such a holder.

      (5) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities--] The Underwritten Securities have been duly authorized by the Company for issuance and sale pursuant to the Underwriting Agreement. The Underwritten Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered against payment of the consideration therefor specified in the Underwriting Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments outside the United States. The Underwritten Securities are in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the applicable Indenture.

      (6) [Include if the Underwritten Securities being sold pursuant to the Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities or if Preferred Stock is convertible into Debt Securities--] The [Each] applicable Indenture has been duly authorized, executed and delivered by the Company and (assuming due authorization, execution and delivery thereof by the applicable Trustee) constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as of the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

      (7) [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to the Underwriting Agreement include Common Stock or Preferred Stock--] The Underlying Securities have been duly authorized and reserved for issuance by the Company [upon exercise of the [Common Stock] [Preferred Stock]] [upon conversion of the related [Preferred Stock] [Senior Debt Securities] [Subordinated Debt Securities]]. The
Underlying Securities, when issued upon such [exercise] [conversion], will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of any securityholder of the Company. No holder of the Underlying Securities is or will be subject to personal liability by reason of being such a holder. [Include if the Underlying Securities related to the Underwritten Securities being sold pursuant to the Underwriting Agreement include Senior Debt Securities and/or Subordinated Debt Securities--] The Underlying Securities have been duly authorized for issuance by the Company [upon conversion of the related [Preferred Stock]]. The Underlying Securities, when issued and authenticated in the manner provided for in the applicable Indenture and delivered in accordance with the terms of the [related Preferred Stock], will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles, and except further as enforcement thereof may be limited by (A) requirements that a claim with respect to any Debt Securities denominated other than in U.S. dollars (or a foreign or composite currency judgment in respect of such claim) be converted in U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or
(B) governmental authority to limit, delay or prohibit the making of payments outside the United States.

      (8) The Underwritten Securities being sold pursuant to the Underwriting Agreement and the [each] applicable [Indenture] conform, and any Underlying Securities, when issued and delivered in accordance with the terms of the related Underwritten Securities, will conform, in all material respect so the statements relating thereto contained in the Final Prospectus and are in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

      (9) The information in the Final Prospectus under "Description of Underwritten Securities" and "Description of Underlying Securities," if any, or any caption purporting to describe any such Securities, to the extent that it constitutes matters of law, summaries of legal matters, the Company's Restated Certificate of Incorporation and By-laws or legal proceedings, or legal conclusions, has been reviewed by [us] and is correct in all material respects.

      (10) The Registration Statement has been declared effective under the 1933 Act. Any required filing of the Final Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of [our] [my] knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

      (11) The Registration Statement and the Final Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Final Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and each Trustee's Statement of Eligibility on Form T-1 (the "Form T-1s"), as to which [we] [I] express no opinion) complied as to form in all material respects with the requirements as of the 1933 Act and the 1933 Act Regulations.

      Nothing has come to [our] [my] attention that would lead [us] [me] to believe that the Registration Statement or any post-effective amendment thereto (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom and for the Form T-1s, as to which [we] [I] make no statement), at the time the Registration Statement or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial and statistical data included therein or omitted therefrom, as to which [we] [I] make no statement), at the time the Final Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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